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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                October 12, 2006

                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23039


                   COLORADO                             14-1623047
        (State or other jurisdiction of              (I.R.S. Employer
        incorporation or organization)              Identification No.)

    18685 East Plaza Drive, Parker, Colorado              80134
    (Address of principal executive offices)            (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.       Amendment to a Material Definitive Agreement.

On October 12, 2006, OraLabs Holding Corp ("OraLabs" or the "Company") entered into a Second Amendment (the "Amendment") to the Stock Exchange Agreement dated March 31, 2006 (the "Agreement") with Partner Success Holdings Limited ("PSHL") and Wo Hing Li, sole shareholder of PSHL (the "Shareholder"). The Agreement provides that a party may terminate the Agreement if closing of the transactions does not occur by October 15, 2006. The Amendment extends that date to January 15, 2007. The complete Amendment is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.


Item 7.01.       Regulation FD Disclosure.

A press release dated October 17, 2006, discussing the Amendment is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.


Forward-looking Statement

Except for historical information and discussions contained herein, statements included in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report relate to the occurrence of and timing of the closing of the Agreement. These statements are based on the Company's current beliefs and expectations as to such future outcomes. These statements involve a number of risks, uncertainties, and other factors that could cause results to differ materially. There can be no assurance that the transactions will close or that a closing will occur by January 15, 2007.


Item 9.01.       Financial Statements and Exhibits.

       (c)       Exhibits

The following exhibit is filed herewith:

       2.1 Second Amendment to Stock Exchange Agreement, dated October 12, 2006, by and among OraLabs Holding Corp., Partner Success Holdings Limited and Wo Hing Li.

The following exhibit is furnished herewith:

     99.1 Press Release issued by OraLabs Holding Corp., dated October 17, 2006.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ORALABS HOLDING CORP.


                                           By: /s/ Gary H. Schlatter
                                               ---------------------------------
                                               Gary H. Schlatter
                                               President
Date: October 17, 2006


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                                  EXHIBIT INDEX

Exhibit No.                            Description

2.1 Second Amendment to Stock Exchange Agreement, dated as of October 12, 2006, by and among OraLabs Holding Corp., Partner Success Holdings Limited and Wo Hing Li

99.1                                   Press Release issued by OraLabs Holding
                                       Corp., dated October 17, 2006


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